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           AMENDMENT NO. 1 TO CREDIT FACILITY AND SECURITY AGREEMENT


               This Amendment No. 1 (the "Amendment") dated as of December 31, 1997 to Credit Facility and Security Agreement by and between Bank One, Akron, NA nka Bank One, NA ("Lender"), Lexington Precision Corporation ("LPC") and Lexington Components, Inc. ("LCI").

               WHEREAS, Lender, LPC, and LCI are parties to a Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (the "Agreement").

               WHEREAS, LPC, LCI, and Lender desire to amend the Agreement as provided herein.

               NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

               1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

               2. Section 2.D of Rider A to the Agreement is hereby amended in its entirety to read as follows:

               D. Not incur, make, or commit to make any expenditure in respect of the purchase or other acquisition of fixed or capital assets, including leases which in accordance with generally accepted accounting principles should be capitalized on the books of LPC (including normal replacements and maintenance), which after giving effect thereto would cause the aggregate amount of such capital expenditures by LPC to exceed SIXTEEN MILLION DOLLARS ($16,000,000) in each of fiscal years 1996, 1997, and 1998, or to exceed FIFTEEN MILLION DOLLARS ($15,000,000) (on a non-cumulative basis) in any fiscal year after 1998.

               3. Section 2.E of Rider A to the Agreement is hereby amended in its entirety to read as follows:

               E. Maintain on a consolidated basis with LPC's direct and indirect subsidiaries at all times a ratio of Debt (defined below) to Tangible Net Worth of no greater than 4.5 to 1.0 from the date hereof until December 31, 1998, and thereafter no greater than 4.25 to 1. For purposes of this paragraph E, "Debt" shall mean LPC's total liabilities (on a consolidated basis with LPC's direct and indirect subsidiaries and determined in accordance with generally accepted accounting principles) excluding the twelve and three-quarter percent (12.75%) Senior Subordinated Notes of LPC due February 1, 2000 in the original principal amount of $31,720,125, the fourteen percent (14%) junior subordinated notes of LPC due May 1, 2000 in the original principal amount of $346,666.67 and the junior subordinated

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          convertible increasing rate notes of LPC due May 1, 2000 in the original principal of $1,000,000.

          4. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.


                                        BANK ONE, NA

                                        By: Lisa A. Craig
                                            ------------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------


                                        LEXINGTON PRECISION CORPORATION

                                        By: Warren Delano
                                            ------------------------------------
                                            Warren Delano
                                            President


                                        LEXINGTON COMPONENTS, INC.

                                        By: Warren Delano
                                            ------------------------------------
                                            Warren Delano
                                            President